UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramirez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/16 – 12/31/16

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

SEEKING PRIMARILY HIGH CURRENT INCOME

AND SECONDARILY CAPITAL APPRECIATION

DIVIDEND

AND  INCOME

FUND

DECEMBER 31, 2016

ANNUAL REPORT

WWW.DIVIDENDANDINCOMEFUND.COM

PORTFOLIO ANALYSIS
December 31, 2016

TOP TEN	December 31, 2016
HOLDINGS

1 Philip Morris International, Inc.

2 Credit Acceptance Corporation

3 Wal-Mart Stores, Inc.

4 Verizon Communications Inc.

5 Alaska Air Group, Inc.

6 First American Financial Corporation

7 Apple Inc.

8 LyondellBasell Industries N.V. Class A

9 Intel Corporation

10 DST Systems, Inc.

Top ten holdings comprise approximately 13% of total assets.

TOP TEN	December 31, 2016
INDUSTRIES

1 Investment Advice

2 Air Transportation, Scheduled

3 Semiconductors & Related Devices

4 Motor Vehicle Parts & Accessories

5 Variety Stores

6 Cable & Other Pay Television Services

7 Motor Vehicles & Passenger Car Bodies

8 Personal Credit Institutions

9 Biological Products

10 Commercial Banks

Top ten holdings and industries are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and is not indicative of future portfolio characteristics. There is no assurance that any securities will remain in or out of the Fund.

DIVIDEND AND INCOME FUND	Annual Report 2016

TO OUR SHAREHOLDERS
December 31, 2016

Dear Fellow Shareholders:

It gives us great pleasure to welcome each of our new shareholders to Dividend and Income Fund and to submit this 2016 Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

At the December 2016 meeting of the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”), the Fed staff’s review of the economic situation suggested that real gross domestic product (GDP) was “expanding at a moderate pace over the second half of the year.” The staff viewed labor market conditions as having strengthened in recent months, citing, among other things, an unemployment rate declining to 4.6% in November. Regarding inflation, the staff noted that “consumer price inflation increased further above its pace early in the year but was still running below the Committee’s longer-run objective of 2%, restrained in part by earlier declines in energy prices and in prices of non-energy imports.” In fact, over the 12 months through December 2016, the Consumer Price Index for All Urban Consumers was up 2.1% before seasonal adjustment and, on an unadjusted basis, the Producer Price Index for Final Demand climbed 1.6% for the 12 months ended December 2016, the largest rise since November 2014. Interestingly, it was also noted that starts for both new single-family homes and multifamily units rose substantially in October and consumer sentiment moved higher in November and early December.

In conjunction with the FOMC meeting, the Fed’s board members and bank presidents submitted their projections for future real GDP growth, unemployment, and similar measures. They projected real growth in GDP in a range of 1.7 - 2.4% for 2017, and 1.7 - 2.3% for 2018, and an unemployment rate in a range of 4.4 - 4.7% for 2017 and 4.2 - 4.7% for 2018.

Addressing the financial situation, the Fed staff noted that asset price movements appeared to be driven largely by expectations of more expansionary fiscal policy in the aftermath of U.S. elections. Over the year, nominal Treasury yields increased and broad U.S. equity price indexes rose, particularly after the U.S. elections. Financial stocks outperformed, while beneficiaries of lower interest rates, such as utilities, underperformed. The Fed staff also noted that “available reports suggested that earnings for firms in the S&P 500 index increased in the third quarter on a seasonally adjusted basis, and the improvement in earnings was broad based across sectors.”

In summary, the U.S. economy appears to be strengthening, and consumer sentiment improving, which suggests to us that investors might anticipate both strong markets and heightened market volatility from unanticipated disappointments, warranting caution over the course of 2017.

Investment Strategy and Returns

In view of these economic developments, the Fund’s strategy in 2016 was to emphasize profitable, conservatively valued companies across a broad array of industries. Generally, the Fund purchased and held income generating equity securities in seeking to achieve its primary investment objective of high current income and secondary objective of capital appreciation and sold investments that appeared to have appreciated to levels reflecting full or over-valuation. In 2016, the Fund’s net investment income, net realized gain on investments, and unrealized appreciation on investments were, respectively, $2,619,191, $14,574,874, and $4,954,149, which contributed significantly to the Fund’s net asset value return of 18.13%, including the reinvestment of dividends, as did dilution occurring under the Fund’s dividend reinvestment plan. Profitable sales in the period were made of, among others, shares of Chubb Ltd. in the insurance sector and Johnson & Johnson in the pharmaceutical preparations sector and losses were taken on, among others, The Mosaic Company in the agricultural chemicals sector and Seagate Technology Public Limited Company in the computer storage devices sector which, with other profits and losses realized, resulted in net realized gain on investments. Although no particular investment was responsible for the majority of the unrealized appreciation or depreciation on investments over the period, investments held in the retail sector, including The Buckle, Inc. and Kohl’s Corporation, were significant contributors to unrealized depreciation during the period. At the same time, the Fund benefited from unrealized appreciation from its holdings of Dick’s Sporting Goods, Inc. in the sporting goods stores sector and Cummins Inc. in the engines and turbines sector.

The Fund’s market return for 2016, also including the reinvestment of dividends, was 17.55%. Generally, the Fund’s total return on a market value basis will be lower than total return on a net asset value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 11.96% and the BofA Merrill Lynch US High Yield Master II Total Return Index returned 17.49%. These indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment. At December 31, 2016, the Fund’s portfolio included over 100 securities of different issuers, with the top ten amounting to approximately 13% of total assets. At

1 Annual Report 2016	DIVIDEND AND INCOME FUND

TO OUR SHAREHOLDERS
December 31, 2016

that time, the Fund’s investments totaled approximately $179 million, reflecting the use of about $28 million of leverage on net assets of about $151 million. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

Quarterly Dividends

On December 1, 2016, the Fund declared its fourth quarterly dividend for the year, amounting to $0.25 per share. The quarterly dividend distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow per share.

The dividend amount is expected to be adjusted lower in 2017 to more closely reflect the net income generated by the Fund’s investments, the current market price and net asset value of the Fund’s shares, the total distribution amount relative to the Fund’s net assets, and related matters. There is no guarantee that the Fund’s current distribution policy will reduce or eliminate the Fund’s market price discount to its net asset value per share and the Fund’s trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any such discount. The distribution policy may be changed or discontinued without notice.

As of December 1, 2016 and based on the Fund’s results and estimates for that quarter, the fourth quarter distribution would include approximately 22%, 0%, and 78% from net investment income, capital gains, and return of capital, respectively. If, for any distribution, the sum of previously undistributed net investment income and net realized capital gains is less than the amount of the distribution, the difference is treated as a return of capital (tax-free for a shareholder up to the amount of its tax basis in its shares of the Fund). The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted basis in its shares, thereby increasing the shareholder’s potential gain or reducing its potential loss on the subsequent sale of those shares. The foregoing is for informational purposes only and does not, nor does anything else herein, constitute tax advice. Shareholders should consult with their own tax advisor or attorney with regard to their personal tax situation.

The Fund’s distributions are not tied to its investment income and realized capital gains and do not represent yield or investment return. The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2017, the Fund intends to send a Form 1099-DIV for the calendar year concerning the tax treatment of the dividend distributions that were paid to shareholders of record during the 12 months ended December 31, 2016.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent should follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you may have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial advisor or the Fund’s transfer agent.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other materials about the Fund. The website also has links to performance, tax, and daily net asset value reporting. You are invited to use this resource to learn more about the Fund. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Fund’s Transfer Agent, who will be pleased to assist you with no obligation on your part.

Long Term Strategies

We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s investment manager own approximately 8% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill

President and Portfolio Manager

DIVIDEND AND INCOME FUND	Annual Report 2016 2

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2016
Financial Statements

Common Stocks (112.11%)	Shares	Value		Shares	Value

Agricultural Chemicals (2.00%)			Computer & Office Equipment (0.99%)
Monsanto Company	15,000	$ 1,578,150	International Business Machines Corporation	9,000	$ 1,493,910
Potash Corporation of Saskatchewan Inc.	80,000	1,447,200

		3,025,350	Construction, Mining & Materials Handling Machinery & Equipment (0.67%)
Agriculture Production - Livestock & Animal Specialties (0.67%)			Dover Corp.	13,500	1,011,555
Cal-Maine Foods, Inc. (a)	23,000	1,016,025
			Deep Sea Foreign Transportation of Freight (0.87%)
Aircraft Engines & Engine Parts (0.29%)			Costamare Inc.	130,000	728,000
United Technologies Corporation	3,980	436,288	DHT Holdings, Inc. (a)	140,000	579,600

					1,307,600
Air Transportation, Scheduled (4.05%)
Alaska Air Group, Inc. (a) (b)	27,000	2,395,710	Drilling Oil & Gas Wells (0.98%)
Allegiant Travel Company (a) (b)	13,700	2,279,680	Transocean Ltd. (c)	100,000	1,474,000
Southwest Airlines Co. (a)	29,000	1,445,360

		6,120,750	Electric Services (1.55%)
			Southern Company	47,500	2,336,525
Apparel & Other Finished Products of Fabrics & Similar Material (1.39%)
Carter’s, Inc.	24,300	2,099,277	Electronic & Other Electrical Equipment (0.96%)
			Emerson Electric Co. (a) (b)	26,000	1,449,500
Biological Products (2.63%)
Amgen Inc. (b)	13,500	1,973,835	Electronic Components, Not Elsewhere Classified (1.47%)
Gilead Sciences, Inc. (b)	28,000	2,005,080	TE Connectivity Ltd. (a)	32,000	2,216,960

		3,978,915
			Electronic Computers (1.57%)
Blankbooks, Looseleaf Binders & Bookbinding & Related Work (1.28%)			Apple Inc. (b)	20,500	2,374,310
Deluxe Corporation (b)	27,000	1,933,470
			Electronic Connectors (0.68%)
Cable & Other Pay Television Services (3.42%)			Methode Electronics, Inc.	25,000	1,033,750
Rogers Communications Inc.	32,500	1,253,850
Scripps Networks Interactive, Inc.	33,000	2,355,210	Engines & Turbines (0.31%)
The Walt Disney Company	15,000	1,563,300	Cummins Inc. (b)	3,400	464,678

		5,172,360
			Finance Services (1.18%)
Cigarettes (1.70%)			American Express Company (b)	24,000	1,777,920
Philip Morris International, Inc.	28,000	2,561,720
			Food & Kindred Products (0.70%)
Commercial Banks (2.39%)			Nestle S.A.	14,700	1,054,578
Australia and New Zealand Banking Group Limited	30,000	660,816	Grocery Stores (0.68%)
Lloyds Banking Group plc ADR	243,700	755,470	The Kroger Co. (a)	30,000	1,035,300
The Royal Bank of Scotland Group plc ADR (a) (c)	141,200	780,836	Hotels & Motels (1.52%)
Westpac Banking Corporation	60,000	1,408,800	Wyndham Worldwide Corporation (a)	30,000	2,291,100

		3,605,922
			Industrial Organic Chemicals (1.56%)
Computer and Computer Software Stores (0.67%)			LyondellBasell Industries N.V. Class A	27,500	2,358,950
GameStop Corp. (b)	40,000	1,010,400
			Industrial Trucks, Tractors, Trailers, and Stackers (0.85%)
			PACCAR Inc.	20,000	1,278,000

See notes to financial statements.

3 Annual Report 2016	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2016
Financial Statements

Common Stocks (continued)	Shares	Value		Shares	Value

Investment Advice (6.11%)			Ordnance & Accessories (1.50%)
Ameriprise Financial Inc.	9,600	$ 1,065,024	Sturm, Ruger & Company, Inc. (a)	43,000	$ 2,266,100
Cohen & Steers, Inc. (b)	65,000	2,184,000
Federated Investors, Inc. (a) (b)	81,000	2,290,680	Other Chemical Products (0.78%)
Franklin Resources, Inc. (a) (b)	21,700	858,886	Praxair, Inc. (a)	10,000	1,171,900
Invesco Ltd.	37,000	1,122,580
Lazard Ltd.	41,500	1,705,235	Other Educational Services (0.68%)

		9,226,405	Grand Canyon Education, Inc. (b)	17,500	1,022,875

Jewelry Stores (0.84%)			Paperboard Containers & Boxes (1.46%)
Signet Jewelers Limited (a)	13,400	1,263,084	Packaging Corporation of America (a)	26,000	2,205,320

Lessors of Real Property, Not Elsewhere Classified (0.61%)			Personal Credit Institutions (2.71%)
HFF, Inc.	30,724	929,401	Credit Acceptance Corporation (a) (b)	11,500	2,501,365
			Discover Financial Services (a) (b)	22,000	1,585,980

Life Insurance (0.91%)					4,087,345
Prudential Financial, Inc.	13,200	1,373,592
			Petroleum Refining (2.18%)
Lumber and Other Building Materials Dealers (1.51%)			Phillips 66	20,500	1,771,405
The Home Depot, Inc. (b)	17,000	2,279,360	Western Refining, Inc.	40,000	1,514,000

					3,285,405
Measuring & Controlling Devices (0.92%)
Rockwell Automation, Inc.	10,300	1,384,320	Pharmaceutical Preparations (0.45%)
			Shire plc	4,001	681,690
Metal Mining (0.89%)
Rio Tinto plc ADR (a)	35,000	1,346,100	Plastic Materials, Synthetic Resins & Nonvulcan Elastomers (2.32%)
			The Dow Chemical Company (b)	40,000	2,288,800
Miscellaneous Industrial & Commercial Machinery & Equipment (0.80%)			Hexcel Corporation (a) (b)	23,500	1,208,840

Eaton Corporation plc	18,000	1,207,620			3,497,640

Motor Vehicle Parts & Accessories (3.75%)			Potash, Soda, and Borate Minerals (0.62%)
BorgWarner Inc. (a) (b)	22,000	867,680	Ciner Resources LP	32,238	937,481
Honeywell International Inc.	13,500	1,563,975
Lear Corporation	7,000	926,590	Radio & TV Broadcasting & Communications Equipment (2.28%)
Magna International Inc.	53,000	2,300,200	QUALCOMM, Incorporated	20,000	1,304,000

		5,658,445	Ubiquiti Networks, Inc. (a) (c)	37,000	2,138,600

					3,442,600
Motor Vehicles & Passenger Car Bodies (2.91%)
Ford Motor Company (b)	160,000	1,940,800	Railroads, Line-Haul Operating (1.94%)
General Motors Company (b)	41,500	1,445,860	Norfolk Southern Corp.	15,000	1,621,050
Volkswagen AG	35,000	1,003,975	Union Pacific Corporation	12,650	1,311,552

		4,390,635			2,932,602
			Real Estate Agents & Managers (For Others) (1.49%)
			ILG, Inc. (a)	124,000	2,253,080
National Commercial Banks (1.79%)
Capital One Financial Corporation (a) (b)	20,200	1,762,248
The PNC Financial Services Group, Inc.	8,000	935,680	Retail - Building Materials, Hardware, Garden Supply (1.51%)

		2,697,928	The Sherwin-Williams Company	8,500	2,284,290

			Retail - Department Stores (1.51%)
			Dillard’s, Inc. (a) (b)	13,800	865,122
			Kohl’s Corporation (a)	28,600	1,412,268

					2,277,390

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2016 4

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2016
Financial Statements

Common Stocks (concluded)	Shares	Value		Shares	Value

Retail - Family Clothing Stores (0.78%)			Services - Prepackaged Software (1.15%)
The Buckle, Inc. (a) (b)	12,650	$ 288,420	Oracle Corporation	45,000	$ 1,730,250
The GAP, Inc. (a) (b)	40,000	897,600

		1,186,020	Ship & Boat Building & Repairing (0.57%)
			Huntington Ingalls Industries, Inc. (b)	4,700	865,693
Retail - Home Furniture, Furnishings & Equipment Stores (1.31%)
Williams-Sonoma, Inc. (a)	41,000	1,983,990	Special Industry Machinery (0.98%)
			Lam Research Corporation	14,000	1,480,220
Security & Commodity Brokers, Dealers, Exchanges & Services (1.54%)
T. Rowe Price Group, Inc. (a)	30,900	2,325,534	Sporting Goods Stores (0.94%)
			Dick’s Sporting Goods, Inc. (a)	26,764	1,421,168
Security Brokers, Dealers, and Flotation Companies (1.45%)
GAMCO Investors, Inc. (b)	71,000	2,193,190	Surety Insurance (1.25%)
			Assured Guaranty Ltd. (a)	50,000	1,888,500
Semiconductors & Related Devices (3.79%)
Intel Corporation (a)	65,000	2,357,550	Telephone Communications (1.59%)
Skyworks Solutions, Inc. (a)	27,000	2,015,820	Verizon Communications Inc.	45,000	2,402,100
Texas Instruments Incorporated	18,500	1,349,945

		5,723,315	Title Insurance (1.58%)
			First American Financial Corporation (a) (b)	65,000	2,380,950
Services - Advertising Agencies (0.52%)
Omnicom Group Inc. (a)	9,200	783,012	Transportation Equipment (1.14%)
			Polaris Industries Inc. (a)	20,900	1,721,951
Services - Business Services (1.19%)
The Western Union Company (a)	83,000	1,802,760	Variety Stores (3.64%)
			Big Lots, Inc. (a) (b)	30,000	1,506,300
Services - Computer Processing & Data Preparation (1.56%)			Dollar General Corporation (b)	20,600	1,525,842
DST Systems, Inc. (b)	22,000	2,357,300	Wal-Mart Stores, Inc. (a)	35,650	2,464,128

					5,496,270
Services - Computer Programming Services (0.18%)
Syntel, Inc. (a) (c)	13,754	272,192	Wholesale - Drugs, Proprietaries & Druggists’ Sundries (2.18%)
			AmerisourceBergen Corporation (a)	13,500	1,055,565
Services - Help Supply Services (1.18%)			Cardinal Health, Inc.	31,000	2,231,070

Robert Half International Inc. (a)	36,700	1,790,226			3,286,635
			Wholesale - Electronic Parts & Equipment (1.01%)
Services - Medical Laboratories (1.19%)			Avnet, Inc. (a) (b)	32,000	1,523,520
Laboratory Corporation of America Holdings (a) (c)	14,000	1,797,320
			Wholesale - Industrial Machinery & Equipment (1.22%)
Services - Miscellaneous Repair Services (0.0%)			MSC Industrial Direct Co., Inc. (a)	20,000	1,847,800

Aquilex Holdings LLC Units (c) (d)	756	0
			Total common stocks (Cost $162,252,662)		169,290,898

Services - Personal Services (0.67%)
H&R Block, Inc. (a)	43,900	1,009,261

See notes to financial statements.

5 Annual Report 2016	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2016
Financial Statements

	Principal Amount	Value		Shares	Value

Corporate Bonds and Notes (0.77%)			Preferred Stocks (2.66%)
Cogeneration Services & Small Power Producers (0.30%)			Financial (1.76%)
Covanta Holding Corp., 7.25%, 12/1/20	450,000	$ 459,787	Annaly Capital Management, Inc., 7.625% Series C	79,469	$ 1,915,203
Electric Services (0.36%)			Annaly Capital Management, Inc., 7.625%
Elwood Energy LLC, 8.159%, 7/5/26	490,360	551,655	Series E	30,809	742,497

					2,657,700
Oil & Gas Field Exploration Services (0.11%)
CGG-Veritas, 7.75%, 5/15/17	169,000	159,705	Deep Sea Foreign Transportation of Freight (0.37%)

			Costamare Inc., 8 3/4% Series D	25,000	555,000
Total corporate bonds and notes (Cost $1,135,210)		1,171,147

			Real Estate Investment Trusts (0.53%)
			Public Storage Depositary Shares, 4.95% Series D
	Shares			7,500	159,000
Closed End Funds (1.07%)			Public Storage Depositary Shares, 4.90% Series E	26,168	552,145
Neuberger Berman Real Estate Securities Income Fund, Inc.			Vornado Realty Trust, 5.40% Series L	4,357	97,814

(Cost $1,607,429)	300,000	1,611,000			808,959

			Total preferred stocks (Cost $3,804,364)		4,021,659

Reorganization Interests (0%)
Penson Technologies LLC Units (c) (d)
(Cost $ 0)	813,527	0	Money Market Fund (0.37%)

			State Street Institutional U.S. Government Money Market Fund,
Master Limited Partnerships (1.46%)			Administration Class shares 7 day annualized yield 0.17%
Natural Gas Transmission (1.46%)			(Cost $557,838)	557,838	557,838

Enterprise Products Partners LP (b)	40,000	1,081,600
Spectra Energy Partners, LP	24,400	1,118,496	Total investments (Cost $170,780,695) (118.44%)		178,852,638

Total master limited partnerships (Cost $1,423,192)		2,200,096	Liabilities in excess of other assets (-18.44%)		(27,847,674)

			Net assets (100.00%)		$151,004,964

(a)	All or a portion of this security is on loan, and is a component of the Fund’s leverage under the Liquidity Agreement. As of December 31, 2016, the value of the securities on loan was $24,963,826.
(b)

All or a portion of this security has been pledged as collateral to secure the Fund’s obligations under the Liquidity Agreement. As of December 31, 2016, the value of securities pledged as collateral was $4,333,284.

(c)	Non-income producing.
(d)	Illiquid and/or restricted security that has been fair valued.

ADR  American Depositary Receipt

LLC   Limited Liability Company

LP     Limited Partnership

PLC  Public Limited Company

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2016 6

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2016

Assets
Investments, at value (cost: $170,780,695)	$178,852,638
Receivables:
Dividends	215,909
Interest	24,048
Foreign withholding tax reclaims	11,877
Other assets	28,088

Total assets	179,132,560

Liabilities
Liquidity agreement borrowing	27,780,000
Payables:
Accrued expenses	174,876
Investment management	146,801
Administrative services	22,233
Trustees	3,686

Total liabilities	28,127,596

Net Assets	$151,004,964

Net Asset Value Per Share
(applicable to 10,649,171 shares issued and outstanding)	$ 14.18

Net Assets Consist of
Paid in capital	$143,871,823
Accumulated net realized loss on investments	(938,111)
Net unrealized appreciation on investments	8,071,252

$151,004,964

See notes to financial statements.

7 Annual Report 2016	DIVIDEND AND INCOME FUND

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2016

Investment Income
Dividends (net of $54,920 foreign tax withholding)	$ 4,752,027
Interest	144,603
Securities lending income, net	22,827

Total investment income	4,919,457

Expenses
Investment management	1,410,682
Interest and fees on bank borrowings	222,431
Administrative services	213,445
Bookkeeping and pricing	74,670
Legal	69,427
Shareholder communications	63,323
Trustees	61,213
Insurance	44,250
Exchange listing and registration	43,600
Auditing	42,090
Custodian	32,567
Transfer agent	15,745
Other	7,130

Total expenses	2,300,573
Expense reduction	(307)

Net expenses	2,300,266

Net investment income	2,619,191

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	14,588,381
Foreign currencies	(13,507)
Unrealized appreciation (depreciation) on
Investments	4,954,563
Translation of assets and liabilities in foreign currencies	(414)

Net realized and unrealized gain	19,529,023

Net increase in net assets resulting from operations	$ 22,148,214

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2016 8

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2016	Year Ended December 31, 2015

Operations
Net investment income	$ 2,619,191	$ 2,813,403
Net realized gain on investments	14,574,874	4,964,667
Unrealized appreciation (depreciation) on investments	4,954,149	(20,575,304)

Net increase (decrease) in net assets resulting from operations	22,148,214	(12,797,234)

Distributions to Shareholders
Net investment income	(2,423,544)	(2,393,241)
Return of capital	(8,168,833)	(12,516,950)

Total distributions	(10,592,377)	(14,910,191)

Capital Share Transactions
Reinvestment of distributions to shareholders	1,031,696	958,981
Proceeds from shares issued in rights offering	-	21,162,983
Offering costs of rights offering charged to paid in capital	-	(276,827)

Increase in net assets from capital share transactions	1,031,696	21,845,137

Total change in net assets	12,587,533	(5,862,288)

Net Assets
Beginning of period	138,417,431	144,279,719

End of period	$151,004,964	$ 138,417,431

End of period net assets include undistributed net investment income	$ -	$ -

See notes to financial statements.

9 Annual Report 2016	DIVIDEND AND INCOME FUND

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2016
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$ 22,148,214
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized appreciation of investments	(4,954,149)
Net realized gain on sales of investments	(14,574,874)
Purchase of long term investments	(113,795,256)
Proceeds from sales of long term investments	101,092,413
Net purchases of short term investments	(553,038)
Amortization of premium net of accretion of discount of investments	1,448
Decrease in dividends receivable	30,829
Decrease in interest receivable	11,258
Increase in foreign withholding tax reclaims	(21,430)
Decrease in other assets	1,593
Increase in accrued expenses	33,367
Increase in investment management fee payable	23,047
Increase in administrative services payable	4,757
Decrease in trustee expenses payable	(5,701)

Net cash used in operating activities	(10,557,522)

Cash Flows from Financing Activities
Bank borrowings, net	19,713,863
Cash distributions paid	(9,232,574)

Net cash provided by financing activities	10,481,289

Net change in cash	(76,233)

Cash
Beginning of period	76,233

End of period	$ -

Supplemental disclosure of cash flow information:
Cash paid for interest on bank borrowings	$ 81,349
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$ 1,031,696

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2016 10

NOTES TO FINANCIAL STATEMENTS	December 31, 2016
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its Investment Manager.

The Fund is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected close of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the assets existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Fund”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such fund’s total return.

Option Transactions – The Fund may write (i.e., sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put

11 Annual Report 2016	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	December 31, 2016 continued
Financial Statements

option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, normally is recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. There were no credits realized from the custodian by the Fund during 2016 or 2015. The Fund was reimbursed by its previous securities lending provider for certain custody transaction costs associated with securities lending. These reimbursements are included in expense reductions in the Statement of Operations.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2013-2015) or expected to be taken in the Fund’s 2016 tax returns.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2016, the Fund’s reimbursements of such costs were $213,445, of which $130,015 and $83,430 was for compliance and accounting services, respectively.

Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of December 31, 2016, Bexil Securities LLC (“Bexil Securities”), an affiliate of the Investment Manager, owned approximately 8% of the Fund’s outstanding

DIVIDEND AND INCOME FUND	Annual Report 2016 12

NOTES TO FINANCIAL STATEMENTS	December 31, 2016 continued
Financial Statements

shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares only with the prior approval of the Fund’s Board of Trustees. For the year ended December 31, 2016 and year ended December 31, 2015, Bexil Securities acquired 72,557 and 304,220 shares of the Fund, respectively, through participation in the Fund’s Dividend Reinvestment Plan and 2015 rights offering.

The Fund compensates each Trustee who is not an employee of the Investment Manager or its affiliates. These Trustees receive fees for service as a Trustee from the Fund and the other investment companies for which the Investment Manager or its affiliates serve as investment manager. In addition, Trustee out-of-pocket expenses are allocated to each Fund for which the Investment Manager or its affiliates serve as investment manager on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund for the years ended December 31, 2016 and 2015 are comprised of the following:

Tax characteristics of distributions:	2016	2015
Ordinary income	$2,423,544	$2,393,241
Return of capital	8,168,833	12,516,950

Total distribution	$10,592,377	$14,910,191

As of December 31, 2016, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss on investments	$(1,442,265)

Unrealized appreciation	8,575,406

$7,133,141

The difference between book and tax unrealized appreciation is primarily related to partnership income.

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2016 of $1,442,265 which expires in 2018. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

During the year ended December 31, 2016, $28,003,769 of capital loss carryovers expired.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences, which may result in distribution reclassifications, are primarily due to differences in partnership income, return of capital dividends, recharacterization of capital gain income, and timing of distributions. As of December 31, 2016, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Accumulated Net Investment Income	Accumulated Net Realized Gains on Investments	Paid in Capital
$7,973,186	$28,207,520	$(36,180,706)

13 Annual Report 2016	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	December 31, 2016 continued
Financial Statements

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total

Investments, at value

Common stocks	$ 169,290,898	$ -	$ 0	$ 169,290,898

Corporate bonds and notes	-	1,171,147	-	1,171,147

Closed end funds	1,611,000	-	-	1,611,000

Reorganization interests	-	-	0	0

Master limited partnerships	2,200,096	-	-	2,200,096

Preferred stocks	4,021,659	-	-	4,021,659

Money market funds	557,838	-	-	557,838

Total investments, at value	$ 177,681,491	$ 1,171,147	$ 0	$ 178,852,638

There were no securities transferred from level 1 on December 31, 2015 to level 2 on December 31, 2016.

DIVIDEND AND INCOME FUND	Annual Report 2016 14

NOTES TO FINANCIAL STATEMENTS	December 31, 2016 continued
Financial Statements

The following is a reconciliation of level 3 assets including securities valued at zero:

	Common Stocks	Reorganization Interests	Preferred Stocks	Total

Balance at December 31, 2015	$ 37,605	$ 0	$ 0	$ 37,605

Liquidation proceeds	-	-	(19,200)	(19,200)

Realized loss	-	-	(549,602)	(549,602)

Transfers into (out of) level 3	-	-	-	-

Change in unrealized depreciation	(37,605)	-	568,802	531,197

Balance at December 31, 2016	$ 0	$ 0	$ -	$ 0

Net change in unrealized appreciation attributable to assets still held as level 3 at December 31, 2016	$ (37,605)	$ 0	$ -	$ (37,605)

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of the Fund’s Board of Trustees, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is regularly reported to the Fund’s Board of Trustees.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of December 31, 2016:

	Fair Value	Valuation Technique	Unobservable Input	Range

Common Stocks

Services - Miscellaneous Repair Services	$ 0	Share of taxable income and comparable exchange offer	Discount rate for lack of marketability	100%

Reorganization Interests	$ 0	Cost; last known market value for predecessor securities; estimated recovery on liquidation	Discount rate for lack of marketability	100%

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $113,795,256 and $101,092,413, respectively, for the year ended December 31, 2016. As of December 31, 2016, for federal income tax purposes, the aggregate cost of securities was $170,276,541 and net unrealized appreciation was $8,576,097, comprised of gross unrealized appreciation of $17,593,900 and gross unrealized depreciation of $9,017,803.

15 Annual Report 2016	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	December 31, 2016 continued
Financial Statements

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2016 were as follows:

	Acquisition Date	Cost	Value

Aquilex Holdings LLC	3/08/12	$496,372	$0

Penson Technologies LLC	4/09/14	0	0

Total		$496,372	$0

Percent of net assets		0.33%	0.00%

7. LIQUIDITY AGREEMENT Effective July 28, 2016, the Fund entered into a Liquidity Agreement (“LA”) with State Street Bank and Trust Company (“SSB”), the Fund’s custodian and securities lending agent. The LA allows the Fund to draw up to $35 million (maximum liquidity commitment) and includes a securities lending authorization by the Fund to SSB to engage in agency securities lending and reverse repurchase activity.

Interest is charged on the drawn amount at the rate of one-month LIBOR (London Interbank Offered Rate) plus 1.20% per annum, and is payable monthly. A non-usage fee is charged on the difference between the maximum liquidity commitment and the drawn amount at the rate of one-month LIBOR plus 0.07% per annum, and is payable monthly.

Generally, the Fund pledges its assets as collateral to secure its obligations under the LA and makes these assets available for securities lending and repurchase transactions initiated by SSB, although the Fund retains the risks and rewards of the ownership of assets pledged. Under the terms of the LA, the Fund may enter into securities lending transactions initiated by SSB, acting as the Fund’s authorized securities lending agent. All securities lent through SSB are required to be secured with cash collateral received from the securities lending counterparty in amounts at least equal to 100% of the initial market value of the securities lent. Cash collateral received by SSB, in its role as securities lending agent for the Fund, is credited against the amounts drawn under the LA. Any amounts credited against the LA are considered leverage and would be subject to various limitations in the LA and the Act, or both. Upon return of loaned securities, SSB will return collateral to the securities lending counterparty and may fund the amount of collateral returned through securities lending, repurchase, and/or other lending activities provided under the LA. Amounts paid by securities lending counterparties for loaned securities are retained by SSB.

In the event of a securities lending counterparty default, SSB indemnifies the Fund for certain losses that may arise in connection with the default. SSB uses the collateral received from the securities lending counterparty to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of the replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of the collateral. Although the risk of the loss of the securities lent is mitigated by receiving collateral from the securities lending counterparty and through SSB indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the securities lending counterparty fails to return the securities on a timely basis.

The Fund or SSB may terminate the LA with 179 days’ prior written notice to the other party absent a default or facility termination event. If certain asset coverage and collateral requirements, minimum net assets or other covenants are not met, the LA could be deemed in default and result in termination.

Prior to July 28, 2016, the Fund had a Committed Facility Agreement (“CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed it to adjust its credit facility up to $45,000,000 subject to BNP’s approval, and a Lending Agreement, as defined below. The Lending Agreement with BNP allowed BNP to may make loans to the Fund from time to time in its sole discretion and in amounts determined by BNP in its sole discretion. Borrowings under the CFA and the Lending Agreement (collectively, the “Lending Agreements”) were secured by assets of the Fund (the “pledged collateral”) that were held in a segregated account with the Fund’s custodian. Interest was charged at the 1 month LIBOR plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Fund adjusted the facility amount each day

DIVIDEND AND INCOME FUND	Annual Report 2016 16

NOTES TO FINANCIAL STATEMENTS	December 31, 2016 continued
Financial Statements

to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA had not been incurred. The Lending Agreements provided for BNP to borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP. The Lending Agreements allowed BNP to re-register the Lent Securities in its own name or in another name other than the Fund’s and pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund could designate any security within the pledged collateral as ineligible to be a Lent Security, provided there were eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP remitted payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities. The Fund earned securities lending income of $22,827 for the period ended July 28, 2016, consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan.

The outstanding loan balance and the value of assets pledged as collateral as of December 31, 2016 were $27,780,000 and $4,333,284, respectively, and the weighted average interest rate and average daily amount outstanding under the LA and CFA combined for the year ended December 31, 2016 were 1.50% and $7,943,217, respectively. The maximum amount outstanding during the year ended December 31, 2016 was $30,295,000.

8. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of December 31, 2016, there were 10,649,171 shares outstanding. Share transactions for the following periods were:

	Year Ended December 31, 2016		Year Ended December 31, 2015
Shares issued in:	Shares	Amount	Shares	Amount

Reinvestment of distributions	91,916	$ 1,031,696	77,459	$958,981

Rights offering	-	-	1,821,255	21,162,983
	91,916	$ 1,031,696	1,898,714	$22,121,964

A registration statement allowing the Fund to offer, from time to time, in one or more offerings, including through rights offerings, up to $150,000,000 shares of beneficial interest (the “shelf offering”) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on June 30, 2015. On September 28, 2015, the shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. Three rights were required to purchase one additional share of beneficial interest at the subscription price of $11.62 per share. On November 2, 2015, the Fund issued 1,821,255 shares of beneficial interest and recorded proceeds of $21,162,983, prior to the deduction of shelf and rights offering expenses of $276,827. The NAV per share of the Fund was reduced by approximately $0.53 per share as a result of the issuance of shares below NAV.

9. MARKET AND CREDIT RISKS The Fund may invest in below investment grade fixed income securities (commonly referred to as “junk” bonds), which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. FOREIGN SECURITIES Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as “Brexit.” It is expected that the UK will exit the EU within two years; however, the exact timeframe for the UK’s exit is unknown. There is still considerable uncertainty relating to the potential consequences of the withdrawal, including how the financial markets will react. In light of the uncertainties surrounding the impact of the Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could have an adverse effect on the value of the Fund’s investments.

17 Annual Report 2016	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	December 31, 2016 concluded
Financial Statements

11. LEVERAGE RISK The Fund utilizes its LA to increase its assets available for investment. When the Fund leverages its assets, shareholders bear the fees associated with the LA and have potential to benefit or be disadvantaged from the use of leverage. The Investment Manager’s fee is also increased in dollar terms from the use of leverage. Consequently, the Fund and the Investment Manager may have differing interests in determining whether to leverage the Fund’s assets. Leverage creates risks that may adversely affect the return for shareholders including: the likelihood of greater volatility of net asset value and market price of Fund shares; fluctuations in the interest rate paid for the use of the LA; increased operating costs, which may reduce the Fund’s total return; the potential for a decline in the value of an investment acquired through leverage, while the Fund’s obligations under such leverage remains fixed; and the Fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements. There can be no assurance that the Fund’s use of leverage will be successful.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the LA is terminated. Were this to happen, the Fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

12. CONTINGENCIES The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

13. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Trustees. The Fund did not repurchase any of its shares during 2016 or 2015.

DIVIDEND AND INCOME FUND	Annual Report 2016 18

FINANCIAL HIGHLIGHTS	December 31, 2016
Financial Statements

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$13.11	$16.66	$17.20	$15.53	$15.48
Income from investment operations: (1)
Net investment income	0.25	0.31	0.34	0.40	0.56
Net realized and unrealized gain (loss) on investments	1.84	(1.68)	0.76	4.12	1.13
Total income from investment operations	2.09	(1.37)	1.10	4.52	1.69

Less distributions:
Net investment income	(0.23)	(0.26)	(1.63)	(1.16)	(0.56)
Return of capital	(0.77)	(1.37)	-	(0.47)	(1.07)
Total distributions	(1.00)	(1.63)	(1.63)	(1.63)	(1.63)

Fund share transactions
Effect of reinvestment of distributions	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Decrease in net asset value from rights offering	-	(0.53)	-	(1.21)	-
Total Fund share transactions	(0.02)	(0.55)	(0.01)	(1.22)	(0.01)
Net asset value, end of period	$14.18	$13.11	$16.66	$17.20	$15.53

Market value, end of period	$11.85	$11.01	$15.12	$15.11	$13.53

Total Return (2)
Based on net asset value	18.13%	(10.65)%	7.28%	23.35%	12.67%
Based on market price	17.55%	(17.32)%	10.83%	24.38%	10.75%

Ratios/Supplemental Data (3)
Net assets, end of period (000s omitted)	$151,005	$138,417	$144,280	$148,081	$93,951
Ratios to average net assets of:
Total expenses (4) (5)	1.62%	1.65%	1.55%	1.87%	2.57%
Net expenses (6)	1.62%	1.65%	1.55%	1.87%	2.57%
Net investment income	1.85%	2.02%	1.94%	2.38%	3.56%

Portfolio turnover rate	69%	35%	52%	45%	13%
Leverage analysis (000s omitted):
Outstanding loan balance, end of period	$27,780	$8,066	$17,284	$21,346	$21,348
Asset coverage per $1,000, end of period (7)	$6,436	$18,161	$9,347	$7,937	$5,401
Average commission rate paid	$0.0143	$0.0185	$0.0131	$0.0139	$0.0179

(1)	The per share amounts were calculated using the average number of shares outstanding during the period.

(2)

Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(5)

The ratio of total expenses excluding interest expense and fees incurred from the use of leverage to average net assets was 1.46%, 1.51%, 1.47%, 1.72% and 2.30% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(6)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions.

(7)

Represents the value of total assets less liabilities not represented by senior securities representing indebtedness divided by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness. For purposes of this calculation, the bank credit facility is considered a senior security representing indebtedness.

See notes to financial statements.

19 Annual Report 2016	DIVIDEND AND INCOME FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2016
Financial Statements

To the Board of Trustees and Shareholders of

Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities of Dividend and Income Fund, including the schedule of investments as of December 31, 2016 and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend and Income Fund as of December 31, 2016, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2017

DIVIDEND AND INCOME FUND	Annual Report 2016 20

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law.

Limitations on Ownership

The Fund’s governing documents contain provisions designed to prevent an ownership change from taking place, which could limit the Fund’s ability to use capital loss carryovers, by limiting the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board of Trustees’ prior approval. These provisions may have an anti-takeover effect on the Fund as do certain other provisions the Fund currently takes advantage of under Delaware law.

Shelf Registration Statement

The Fund has filed a shelf registration statement with the SEC allowing it to issue an additional $150 million shares of beneficial interest. Under the shelf registration statement, which was declared effective on June 30, 2015, the Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods. While raising additional equity capital by selling new shares may allow the Fund to pursue additional investment opportunities without the need to sell existing portfolio investments, it also entails risks – including that the issuance of additional shares of beneficial interest may reduce the premium or increase the discount at which the Fund’s shares trade to NAV in the secondary market. On September 28, 2015, pursuant to the shelf prospectus and a related prospectus supplement for a rights offering, the shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. On November 2, 2015, the Fund issued 1,821,255 shares of beneficial interest and recorded proceeds of $21,162,983, prior to the deduction of shelf and rights offering expenses of $276,827. This report is not an offer to sell Fund shares and is not a solicitation of an offer to buy Fund shares in any jurisdiction where the offers or sales are not permitted.

The prospectus and related prospectus supplement for any share offering will contain more complete information about the offering and should be read carefully before investing.

Proxy Voting

The Fund’s Proxy Voting Guidelines, which describe the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, as well as its proxy voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

Anti-Takeover and Other Changes to the Governing Documents

In January 2017, the Board of Trustees adopted an amendment to the Fund’s Declaration of Trust which eliminates fiduciary duties of the Fund’s Trustees, officers, employees, and agents, except as required by federal law, including applicable provisions of the Act. Further, the amendment specifically states that the Trustees have no fiduciary duty to take action, or to consider taking any action, to narrow any discount by which the Fund’s shares may trade to net asset value. Additionally, the amendment provides that the “fiduciary exception” does not apply to the attorney-client privilege with respect to communications between the Trustees and legal counsel. The “fiduciary exception” is a concept, recognized by some courts, under which such communications are not entitled to the attorney-client privilege, and are thus discoverable in litigation. These changes in the Fund’s Declaration of Trust have not been approved by shareholders. These and other provisions of the Fund’s governing documents may be regarded as “anti takeover” provisions because, either alone or in combination, they could have the effect of, among other things, limiting the ability of other entities or persons to acquire control of the Fund or the ability of the Fund’s shareholders to effect changes in Fund management.

The foregoing summary is subject to the governing documents of the Fund, which are on file or are expected to be filed with the SEC and available on the Fund’s website www.DividendandIncomeFund.com.

21 Annual Report 2016	DIVIDEND AND INCOME FUND

DIVIDENDS	(Unaudited)
Additional Information

Managed Distributions

The Fund’s current distribution policy is to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The policy may be changed or discontinued without notice. The distributions are paid from net investment income and any net capital gains, with the balance representing return of capital. The Fund’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2017, including the distributions paid quarterly, will be comprised primarily from paid in capital and the balance from net investment income. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

2017 Quarterly Distribution Dates
Declaration	Record	Payment

March 1	March 15	March 31

June 1	June 15	June 30

September 1	September 18	September 29

December 1	December 15	December 28

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income	Return of Capital	Capital Gains	Total
2016	$ 0.23	$ 0.77	$ -	$ 1.00
2015	$ 0.26	$ 1.37	$ -	$ 1.63
2014**	$ 1.63	$ -	$ -	$ 1.63
2013**	$ 1.16	$ 0.47	$ -	$ 1.63
2012	$ 0.56	$ 1.07	$ -	$ 1.63
2011	$ 1.00	$ 0.76	$ -	$ 1.76
2010	$ 1.40	$ 0.24	$ -	$ 1.64
2009	$ 1.56	$ 0.08	$ -	$ 1.64
2008	$ 2.36	$ 1.08	$ -	$ 3.44
2007	$ 3.36	$ 0.20	$ -	$ 3.56
2006	$ 3.72	$ -	$ -	$ 3.72
2005	$ 2.12	$ 1.88	$ -	$ 4.00
2004	$ 2.16	$ 1.84	$ -	$ 4.00
2003	$ 2.44	$ 1.56	$ -	$ 4.00
2002	$ 2.64	$ 1.84	$ -	$ 4.48
2001	$ 2.60	$ 2.36	$ -	$ 4.96
2000	$ 3.20	$ 1.76	$ -	$ 4.96
1999	$ 3.44	$ 1.40	$ 0.12	$ 4.96
From June 29, 1998 to November 30, 1998	$ 1.64	$ -	$ -	$ 1.64
* The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.
** Includes net capital gains recognized in the year and distributable as ordinary income in accordance with tax regulations.

DIVIDEND AND INCOME FUND	Annual Report 2016 22

DIVIDENDS	(Unaudited)
Additional Information

Terms and Conditions of the 2015 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred, then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to

23 Annual Report 2016	DIVIDEND AND INCOME FUND

DIVIDENDS	(Unaudited)
Additional Information

the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices at which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

DIVIDEND AND INCOME FUND	Annual Report 2016 24

TRUSTEES	(Unaudited)
Additional Information

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Fund. The trustees of each class shall serve for terms of three years and then carryover until their successors are elected and qualify.

INDEPENDENT TRUSTEES
Name, Address (1), and Date of Birth	Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee (3)
BRUCE B. HUBER, CLU, ChFC, MSFS February 7, 1930	Class I Trustee	2011	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and a member of the Endowment Board of the Community YMCA of Red Bank, NJ.	4	None
PETER K. WERNER August 16, 1959	Class II Trustee	2011	Since 1996, he has taught, directed, and coached many programs at The Governor’s Academy of Byfield, MA. Currently, he teaches economics and history at the Governor’s Academy. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None
JAMES E. HUNT December 14, 1930	Class III Trustee	2011	Retired. He is a former Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	4	None
INTERESTED TRUSTEE
THOMAS B. WINMILL (4) PO Box 4, Walpole, NH 03608 June 25, 1959	Class II Trustee	2011

He is President, Chief Executive Officer, Chairman, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation (a holding company) (“Bexil”) and Winmill & Co. Incorporated (a holding company) (“Winco”). He is a Director and Vice President of Global Self Storage, Inc. (a self storage REIT) (“SELF”). He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation (a real estate company) (“Tuxis”). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the brother of Mark C. Winmill.

				4	Global Self Storage, Inc.

(1) Unless otherwise noted, the address of record of the trustees is 11 Hanover Square, New York, New York, 10005. (2) The “Fund Complex” is comprised of the Fund, Foxby Corp., and Midas Series Trust which are managed by the Investment Manager or its affiliates. (3) Refers to directorships and trusteeships held by a trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.

(4) He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board. Each of the trustees serves on the Continuing Trustees Committee of the Board.

25 Annual Report 2016	DIVIDEND AND INCOME FUND

OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name, Address (1), and Date of Birth	Position(s) Held with the Fund	Officer Since (2)	Principal Occupation(s) for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Associate General Counsel, Vice President, and Assistant Secretary	2014

Chief Compliance Officer, Anti-Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute. Previously, he was an attorney in private practice focusing on regulatory, compliance, and other general corporate matters relating to the structure, formation, and operation of investment funds and investment advisers.

Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President	2011

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	2011

General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex, SELF, and Tuxis. He is Vice President, Senior Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil, and Winco. He is a member of the IPCs. He also is a member of the New York State Bar and the Investment Advisers Committee, Small Funds Committee, and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Vice President	2012

Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, Vice President of Bexil, and a principal of the Broker-Dealers. He is the brother of Thomas B. Winmill.

(1) Unless otherwise noted, the address of record of the officers is 11 Hanover Square, New York, New York, 10005. (2) Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 14, 2016.

DIVIDEND AND INCOME FUND	Annual Report 2016 26

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA AT DECEMBER 31, 2016

NYSE Market Price per Share	$11.85

Net Asset Value per Share	$14.18

Market Price Discount to Net Asset Value	16.4%

NYSE Ticker Symbol	DNI

Net Asset Value Ticker Symbol	XDNIX

CUSIP Number	25538A204

Investment Manager

Bexil Advisers LLC

11 Hanover Square

New York, NY 10005

1-212-785-0900

Stock Transfer Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

www.amstock.com

1-800-278-4353

DividendandIncomeFund.com

Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Cautionary Note Regarding Forward Looking Statements - Certain information presented in this report may contain “forward looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. Forward looking statements include, but are not limited to, statements concerning the Fund’s plans, objectives, goals, strategies, future events, future performance, or intentions, and other information that is not historical information. In some cases, forward looking statements can be identified by terminology such as “believes,” “expects,” “estimates,” “may,” “will,” “should,” “anticipates” or “intends,” or the negative of such terms or other comparable terminology, or by discussions of strategy. All forward looking statements by the Fund involve known and unknown risks, uncertainties, and other factors, many of which are beyond the control of the Fund, which may cause the Fund’s actual results to be materially different from those expressed or implied by such statements. The Fund may also make additional forward looking statements from time to time. All such subsequent forward looking statements, whether written or oral, by the Fund or on its behalf, are also expressly qualified by these cautionary statements. All forward looking statements, including without limitation, the Fund’s examination of historical trends and estimates, are based upon the Fund’s current expectations and various assumptions. The Fund’s expectations, beliefs, and projections are expressed in good faith and it believes there is a reasonable basis for them, but there can be no assurance that the Fund’s expectations, beliefs, and projections will result or be achieved. All forward looking statements apply only as of the date made. The Fund undertakes no obligation to publicly update or revise forward looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events. There is no assurance that the Fund’s investment objectives will be attained.

Closed end funds are traded on the secondary market. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of the Fund may trade above (a premium) or below (a discount) the net asset value (NAV) of the Fund’s portfolio. The market price for a closed end fund is based on supply and demand which fluctuates daily based on many factors, such as economic conditions and global events, investor sentiment, and security-specific factors. The possibility of a market decline should be considered market risk.

Investment products, including shares of the Fund, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Past performance is no guarantee of future results. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. You can obtain more information about the Fund by calling 212-785-0900 and visiting www.DividendandIncomeFund.com.

Fund Information - This report, including the financial statements herein, is provided for informational purposes only. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED         MAY LOSE VALUE         NOT BANK GUARANTEED

27 Annual Report 2016	DIVIDEND AND INCOME FUND

DIVIDEND

AND INCOME

FUND

DNI TICKER WWW.DIVIDENDANDINCOMEFUND.COM

PRINTED ON RECYCLED PAPER

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)
The text of the Code can be viewed on the registrant's website, www.dividendandincomefund.com, or a copy of the Code may be obtained free of charge by calling Winmill & Co. Incorporated collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

                     The registrant's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2016 - $32,000
2015 - $31,000

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2016 - $2,000
2015 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2016 - $5,250
2015 - $5,250

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2016 - N/A
2015 - N/A

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $52,250 in 2016  and $63,750 in 2015.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

    The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Investments.

    Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant's proxy voting policies and procedures are set forth below.

AMENDED PROXY VOTING POLICIES AND PROCEDURES

Each of Midas Series Trust, on behalf of Midas Fund and Midas Magic, Dividend and Income Fund and Foxby Corp. (each, a "Fund," and together, the "Funds") will seek to vote its proxies in its own best interests, and without regard to the best interests of such Fund's investment manager.

1.	Delegation to Proxy Service Provider

Each Fund delegates the responsibility for voting proxies of portfolio companies held in such Fund's portfolio to Institutional Shareholder Services (the "Proxy Firm"). A concise summary of the Proxy Voting Guidelines of the Proxy Firm (see attached) is incorporated by reference herein as each Fund's proxy voting policies and procedures, as supplemented by the terms hereof. Each Fund retains the right to override the delegation to the Proxy Firm on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supersede the Proxy Voting Guidelines of the Proxy Firm in their entirety.

2.	Conflicts of Interest

With respect to a vote upon which a Fund overrides the delegation to the Proxy Firm, to the extent that such vote presents a material conflict of interest between the Fund and its investment manager or any affiliated person of the investment manager, the Fund normally will disclose such conflict to, and obtain consent from, the Independent Trustees or Directors, as applicable, or a committee thereof, prior to voting the proxy.  Such material conflicts may arise, for example, from the following relationships:  (i) the issuer is an investor in a Fund; (ii) the issuer has a material business relationship with a Fund; (iii) the proponent of a proxy proposal has a business relationship with the Fund; (iv) a Fund has material business relationships with candidates for director in a proxy contest; or (v) an employee of a Fund or its affiliates has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Funds' Chief Compliance Officer of any potential conflicts of interest of which he or she is aware.

In addition, if the Fund becomes aware of a material conflict of interest between the Proxy Firm and a portfolio company, the Fund will determine, on a case-by-case basis, whether to override the delegation to the Proxy Firm.

3.	Review of and Response to Errors

If a Fund becomes aware of any material errors made by the Proxy Firm, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Firm is taking reasonable steps to seek to reduce similar errors in the future.  The Fund will document responsive actions taken in connection with any material errors made by the Proxy Firm.

4.	Ongoing Due Diligence

On at least an annual basis, the Funds will:

i.	Review the adequacy of these proxy voting policies and procedures;

ii.	Assess whether the Proxy Firm has properly submitted the voting instructions on behalf of the Funds;

iii.	Review the Proxy Voting Guidelines of the Proxy Firm; and

iv.	Request the Proxy Firm to provide information about, among other things, changes to its policies and procedures.

ADDENDUM

NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be "violated." In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or "Staggered" Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from "jumping ship" during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position.  We may also elect to abstain or not vote on any given matter.

January 1, 2017

United States Concise Proxy Voting Guidelines
2017 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2017 Published January 17, 2017

The policies contained herein are a sampling of selected key U.S. proxy voting guidelines and are not intended to be exhaustive. A full summary of ISS' 2017 proxy voting guidelines can be found at: https://www.issgovernance.com/policy-gateway/2017-policy-information/

BOARD OF DIRECTORS:
General Recommendation: Generally vote for director nominees, except under the following circumstances:
1.	Accountability
Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:
Problematic Takeover Defenses
Classified Board Structure:
1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:
1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A dual-class capital structure; and/or
›	A non-shareholder-approved poison pill.
Poison Pills:

1.3.	The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term pill" (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.
Vote case-by-case on all nominees if:
1.6.	The board adopts a poison pill with a term of 12 months or less ("short-term pill") without shareholder approval, taking into account the following factors:
›
The date of the pill's adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

›	The issuer's rationale;
›	The issuer's governance structure and practices; and
›	The issuer's track record of accountability to shareholders.
Restricting Binding Shareholder Proposals:
Generally vote against or withhold from members of the governance committee if:
1.7.
The company's charter imposes undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
1.8.	The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");
1.9.	The company receives an adverse opinion on the company's financial statements from its auditor; or
1.10.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:
1.11.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company's efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.12.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.13.	The company maintains significant problematic pay practices;
1.14.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.15.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.16.	The company fails to fulfill the terms of a burn-rate commitment made to shareholders.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.17.	The company's previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures
1.18.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.

1.19.
For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders' rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders' right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
1.20.	Material failures of governance, stewardship, risk oversight[3], or fiduciary responsibilities at the company;
1.21.	Failure to replace management as appropriate; or
1.22.
Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

›	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company's ownership structure and vote results;
›	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year's support level on the company's say-on-pay proposal.

3.	Composition
Attendance at Board and Committee Meetings:
3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:
Generally vote against or withhold from individual directors who:
3.3.	Sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[5].

4.	Independence
Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4.	Independent directors make up less than a majority of the directors.
Independent Chair (Separate Chair/CEO)
General Recommendation: Generally vote for shareholder proposals requiring that the chairman's position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;
›	Company performance; and
›	Any other relevant factors that may be applicable.
Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.
Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.
When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.
The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.
ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.
Proxy Access
General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management's track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).
CAPITAL/RESTRUCTURING
Capital
Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
›	Past Board Performance:
›	The company's use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›
The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.
Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.
If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.
Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

›
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

›
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay or "MSOP") if:
›	There is a significant misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
›
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

›	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
›	The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group[7] Alignment:
›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment[8] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
›	The ratio of performance- to time-based equity awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[9] compared to grant pay; and
›	Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking; and
›	Options backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
›	New or extended agreements that provide for:
›	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
›	CIC payments with excise tax gross-ups (including "modified" gross-ups);
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking
›	Multi-year guaranteed bonuses;
›	A single or common performance metric used for short- and long-term plans;
›	Lucrative severance packages;
›	High pay opportunities relative to industry peers;
›	Disproportionate supplemental pensions; or
›	Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:
›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.
Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:
›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
›	Specific actions taken to address the issues that contributed to the low level of support;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;

›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans[10] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

›
Plan Cost:  The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Automatic single-triggered award vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company's three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in most recent CEO equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a claw-back policy;
›	Whether the company has established post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
›	Awards may vest in connection with a liberal change-of-control definition;
›
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

SOCIAL/ENVIRONMENTAL ISSUES
Global Approach
Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

›
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:
›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;
›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.
Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.
Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

›
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company's level of disclosure is at least comparable to that of industry peers; and
›	There are no significant controversies, fines, penalties, or litigation associated with the company's environmental performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
›
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Board Diversity
General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:
›	The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:
›	The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company's industry peers;
›	The company's established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company's nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

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1 In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.
3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.
4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.
6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
9 ISS research reports include realizable pay for S&P1500 companies.
10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

    The registrant’s portfolio has been solely managed by Thomas B. Winmill since March 2016.  He is President, Chief Executive Officer, Chairman, and a Trustee or Director of the registrant, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation (a holding company) (“Bexil”) and Winmill & Co. Incorporated (a holding company) (“Winco”). He is a Director and Vice President of Global Self Storage, Inc. (a self storage REIT) (“SELF”). He is a Director of Bexil American Mortgage Inc. He is Vice President of Tuxis Corporation (a real estate company) (“Tuxis”). He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of the Fund, Foxby Corp., Midas Fund, and Midas Magic. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the brother of Mark C. Winmill. Mr. Thomas Winmill has been associated with the management of the Fund, either directly or through the IPC, since 2011. The foregoing information has been provided as of March 10, 2017.

   Mr. Winmill receives compensation for his services. As of December 31, 2016, Mr. Winmill's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of his compensation may be deferred based on criteria established by the investment manager, or at his election.

Mr. Winmill's base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of his annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of his annual bonus is based on his overall contribution to management of the investment manager and its affiliates. Mr. Winmill may receive an asset level bonus upon assets under management reaching certain levels. Mr. Winmill also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

   Mr. Winmill's compensation plan may give rise to potential conflicts of interest. Mr. Winmill’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios, may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as Mr. Winmill must allocate his time and investment ideas across multiple funds and accounts. Mr. Winmill may execute transactions for one fund or account that may adversely impact the value of securities held by another fund. Securities selected for one fund or accounts rather than another fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's codes of ethics will adequately address such conflicts.

   The following table provides information relating to other (non-registrant) accounts where Mr. Winmill is jointly or primarily responsible for day to day management as of December 31, 2016. Mr. Winmill does not manage accounts or assets with performance based advisory fees, or other pooled investment vehicles.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number:	3	N/A	4
Assets (millions):	$46	N/A	$21

As of December 31, 2016, the dollar range of shares in the registrant beneficially owned by Thomas B. Winmill was $100,001 - 500,000. Mr. Winmill is a trustee of the Winmill Family Trust and may be deemed to have indirect beneficial ownership of over $1,000,000 of the registrant's shares indirectly owned by Bexil Corporation as a result of his status as a controlling person of the Winmill Family Trust, Winco, and Midas Securities Group, Inc. Mr. Winmill disclaims beneficial ownership of these shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

   In June 2016, the Board of Trustees adopted an amendment to the Fund's Bylaws to provide that no shareholder may give a notice to the Secretary of the Fund described in Article II, Section 12(a)(2) or Section 12(b) (governing advance notice of shareholder nominations for trustee and other shareholder proposals for annual and special meetings of shareholders) unless such shareholder holds a certificate or certificates, as the case may be, for all shares owned by such shareholder, and a copy of each such certificate shall accompany such shareholder's notice to the Secretary in order for such notice to be effective. This change in the Fund's Bylaws, which may delay or prevent a change of control of the Fund, has not been approved by shareholders. Other provisions of the Fund's governing documents could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder without the approval of the Board of Trustees. The foregoing summary is subject to the governing documents of the Fund, which are on file or are expected to be filed with the SEC and available on the Fund's website www.DividendandIncomeFund.com.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

March 10, 2017	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 10, 2017	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

March 10, 2017	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 10, 2017	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer